Exhibit 99.2

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:	April 15, 2002	Closing Date	October 19, 2000
Collection Period Begin Date:	March 1, 2002	Previous Distribution Date:	March 15, 2002
Collection Period End Date:	March 31, 2002	Previous Collection Period End Date:	February 28, 2002

A.    Initial Bond Characteristics

		Cutoff Balance	Coupon	Accrual Calendar	Legal Final Maturity	CUSIP
i.	Class A-1 Notes	$230,000,000	6.745%	Actual/360	11/15/2001	03216TAA8
ii.	Class A-2 Notes	240,000,000	6.700%	30/360	02/17/2003	03216TAB6
iii.	Class A-3 Notes	315,000,000	6.670%	30/360	07/15/2004	03216TAC4
iv.	Class A-4 Notes	103,640,000	6.760%	30/360	02/15/2005	03216TAD2
v.	Class B Notes	28,510,000	7.080%	30/360	07/15/2005	03216TAE0
vi.	Class C Notes	14,260,000	7.440%	30/360	02/15/2007	03216TAF7

B.    Bond Balances

		Balance as of		% of Original Balance		Unpaid Interest	Unpaid Interest
		3/15/02	4/15/02	3/15/02	4/15/02	3/15/02	4/15/02
i.	Class A-1 Notes	$0	$0	0.00%	0.00%	—	—
ii.	Class A-2 Notes	—	—	0.00%	0.00%	—	—
iii.	Class A-3 Notes	287,728,640	263,269,766	91.34%	83.58%	—	—
iv.	Class A-4 Notes	103,640,000	103,640,000	100.00%	100.00%	—	—
v.	Class B Notes	28,510,000	28,510,000	100.00%	100.00%	—	—
vi.	Class C Notes	14,260,000	14,260,000	100.00%	100.00%	—	—

C.    Reserve Account

i.	Initial Reserve Deposit	$7,128,117.29
ii.	Beginning of Period Reserve Balance	7,128,117.29
iii.	Specified Reserve Account Percent	0.75% of Initial Pool Balance
iv.	Specified Reserve Account Floor	7,128,117.29
v.	Specified Reserve Account Balance	7,128,117.29
vi.	Reserve Account Release	—
vii.	Reserve Account Draws	—
viii.	Reserve Account Deposits	—
ix.	End of Period Reserve Balance	7,128,117.29
x.	Specified Credit Enhancement Percent	3.25%
xi.	Specified Credit Enhancement Floor	7,128,117.29

D.    Servicing

i.	Servicing Fee Percentage	1.00%
ii.	Beginning of Period Servicing Shortfall	—
iii.	End of Period Servicing Shortfall	—

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:	April 15, 2002	Closing Date	October 19, 2000
Collection Period Begin Date:	March 1, 2002	Previous Distribution Date:	March 15, 2002
Collection Period End Date:	March 31, 2002	Previous Collection Period End Date:	February 28, 2002

E.    Portfolio Characteristics

		Initial Balance 09/30/00	Balance as of		Percent of Original as of
			2/28/02	3/31/02	2/28/02	3/31/02
i.	Principal Balance	$950,415,639	$441,354,545	$416,074,056	46.44%	43.78%
ii.	Number of Contracts	73,293	45,964	44,197	62.71%	60.30%
iii.	Weighted Average Coupon (WAC)	9.44%	9.47%	9.48%
iv.	Weighted Average Original Term	61.40	62.29	62.35
v.	Weighted Average Remaining Term	49.40	36.46	35.71
vi.	Weighted Average Seasoning	12.00	25.82	26.63

F.    Portfolio Performance

		# of Contracts		% of Number of Contracts		Principal Balance		% of Principal Balance
		2/28/02	3/31/02	2/28/02	3/31/02	2/28/02	3/31/02	2/28/02	3/31/02
i.	30-59 Days Delinquent	665	579	1.45%	1.31%	$6,507,764	$5,546,547	1.47%	1.33%
ii.	60-89 Days Delinquent	171	128	0.37%	0.29%	1,709,401	1,153,795	0.39%	0.28%
iii.	90-119 Days Delinquent	70	48	0.15%	0.11%	629,905	455,070	0.14%	0.11%
iv.	120+ Days Delinquent	—	—	0.00%	0.00%	—	—	0.00%	0.00%
v.	Repo In Inventory (Charged-off)	22	22	0.05%	0.05%	300,690	291,540	0.07%	0.07%
vi.	Repo In Inventory (Not Charged-Off)	25	31	0.05%	0.07%	305,798	307,353	0.07%	0.07%
vii.	Gross Charge-Offs in Period	82	74	0.18%	0.17%	630,697	587,438	0.14%	0.14%

G.    Portfolio Charge-Offs

				% of Original Balance
		$
		2/28/02	3/31/02	2/28/02	3/31/02
i.	Gross Charge-Offs In Period	$630,697	$587,438	0.066%	0.062%
ii.	Cumulative Gross Charge-Offs	8,070,443	8,657,882	0.849%	0.911%
iii.	Net Losses In Period	440,380	354,805	0.046%	0.037%
iv.	Cumulative Net Losses	5,749,329	6,104,135	0.605%	0.642%

H.    Pool Collections

i.	Borrower Interest Collections	$3,248,754.92
ii.	Borrower Principal Collections	24,373,892.68
iii.	Net Liquidation Proceeds	269,731.63
iv.	Recoveries	232,633.08
v.	Repurchase Amounts (Interest)	446.48
vi.	Repurchase Amounts (Principal)	49,426.74
vii.	Total Interest Collections	3,249,201.40
viii.	Total Principal Collections	24,925,684.13

I.    Pool Balance Reconciliation

i.	Beginning Pool Balance	$441,354,545.10
ii.	Pool Balance Reductions from Principal Collections	24,693,051.05
iii.	Gross Charge-Offs In Period	587,438.34
iv.	Ending Pool Balance	416,074,055.71

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:	April 15, 2002	Closing Date	October 19, 2000
Collection Period Begin Date:	March 1, 2002	Previous Distribution Date:	March 15, 2002
Collection Period End Date:	March 31, 2002	Previous Collection Period End Date:	February 28, 2002

J.    Total Available

i.	Total Pool Collections		$28,174,885.53
ii	Reinvestment Income from Reserve Account		4,246.64
	Reserve Account Balance	$7,128,117.29
	Specified Reserve Account Amount	7,128,117.29

iii.	Reserve Account Release	0.00	0.00
iv.	Collected Funds		28,179,132.17

K.    Waterfall

		Calculation Steps	Amount Due	Amount Available for Distribution	Reserve Balance	Reserve Account Draw	Amount Paid
	Servicing Fee	$367,795.45
	Previous Servicing Fee Shortfall	0.00

i	Total Servicing Fee	367,795.45	$367,795.45	$28,179,132.17	$7,128,117.29	$0.00	$367,795.45
ii.	Class A Notes Interest Distribution		2,183,130.36	27,811,336.72	7,128,117.29	0.00	2,183,130.36
	Class A Notes Balance	391,368,639.67
	Pool Balance	416,074,055.71

iii.	First Priority Principal Distribution	0.00	0.00	25,628,206.36	7,128,117.29	0.00	0.00
iv.	Class B Notes Interest Distribution		168,209.00	25,628,206.36	7,128,117.29	0.00	168,209.00
	Class A and B Notes Balance	419,878,639.67
	Pool Balance	416,074,055.71

v.	Second Priority Principal Distribution	3,804,583.96	3,804,583.96	25,459,997.36	7,128,117.29	0.00	3,804,583.96
vi.	Class C Notes Interest Distribution		88,412.00	21,655,413.40	7,128,117.29	0.00	88,412.00
vii.	Reserve Fund Deposit		0.00	21,567,001.40			0.00
	Outstanding Money Market Securities	0.00
	Total Notes Balance	434,138,639.67
	Specified Credit Enhancement Amount	13,522,406.81
	Specified Reserve Account Amount	7,128,117.29

	Specified Overcollateralization Amount	6,394,289.52
	Target Securities Balance	409,679,766.19

viii.	Regular Principal Distribution	20,654,289.52	20,654,289.52	21,567,001.40			20,654,289.52
ix.	Release to Seller		912,711.88	912,711.88	7,128,117.29		912,711.88

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:	April 15, 2002	Closing Date	October 19, 2000
Collection Period Begin Date:	March 1, 2002	Previous Distribution Date:	March 15, 2002
Collection Period End Date:	March 31, 2002	Previous Collection Period End Date:	February 28, 2002

L.    Bond Interest Distributions

	Coupon	Number of Days in Period	Current Interest	Previous Interest Shortfall	Accrued Interest on Interest Shortfall	Total Bond Interest Due	Total Bond Interest Paid	Interest Shortfall
Total Class A Notes			$2,183,130.36	$—	$—	$2,183,130.36	$2,183,130.36	$—
Class A-1 Notes	6.745%	31	—	—	—	—	—	—
Class A-2 Notes	6.70%	30	—	—	—	—	—	—
Class A-3 Notes	6.67%	30	1,599,291.69	—	—	1,599,291.69	1,599,291.69	—
Class A-4 Notes	6.76%	30	583,838.67	—	—	583,838.67	583,838.67	—
Class B Notes	7.08%	30	168,209.00	—	—	168,209.00	168,209.00	—
Class C Notes	7.44%	30	88,412.00	—	—	88,412.00	88,412.00	—

M.    Bond Principal Distributions

First Priority Principal Distribution	$—
Second Priority Principal Distribution	3,804,583.96
Regular Principal Distribution	20,654,289.52

Total Principal Distribution	24,458,873.48
Class A-1 Notes Principal Distribution	—
Class A-2 Notes Principal Distribution	—
Class A-3 Notes Principal Distribution	24,458,873.48
Class A-4 Notes Principal Distribution	—
Class B Notes Principal Distribution	—
Class C Notes Principal Distribution	—

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